Microfilm Number         EXHIBIT 2.2 Filed with the Department of State on
                -------- -----------
March 16, 1994
- --------------
Entity Number 244063                    ----------------------------------
             ----------                    Secretary of the Commonwealth

              ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION
                            DSCB:15-1926(REV 90)


     In compliance with the requirements of 15 Pa.C.S.(S) 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1.  The name of the corporation surviving the merger is: CoreStates Financial
                                                        ----------------------
    Corp
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2.  (Check and complete one of the following):

    X The surviving corporation is a domestic business corporation and the (a) --- address of its current registered office in this Commonwealth or (b)
       name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a) N.E. Corner Broad and Chestnut Streets, Philadelphia, PA 19107
       -------------------------------------------------------------------
       Number and Street         City       State             Zip

       Philadelphia
       --------------
         County

   (b) c/o:
           --------------------------------------------------------------------
           Name of Commercial Registered Office Provider          County

       For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

       The surviving corporation is a qualified foreign business corporation
   ---
       incorporated under the laws of            and the (a) address of its
                                      ----------
       current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a)
       -----------------------------------------------------------------------
       Number and Street         City      State      Zip        County

   (b) c/o:
           -------------------------------------------------------------------
           Name of Commercial Registered Office Provider        County

       For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

       The surviving corporation is a nonqualified foreign business
    ---
       corporation incorporated under the laws of


       -----------------------------------------------------------------------
       Number and Street         City     State       Zip        County


(PA.-1424 - 11/1/93)


                                   5 of 7


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3.  The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

    Name of Corporation  Address of Registered Office or               County
                         Name of Commercial Registered Office Provider

   Constellation Bancorp a New Jersey corporation not qualified in PA
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   ---------------------------------------------------------------------------

   ---------------------------------------------------------------------------

4. (Check, and if appropriate complete, one of the following):

     X The plan of merger shall be effective upon filing these Articles of
   ----
       Merger in the Department of State.

       The plan of merger shall be effective on               at
   ----                                         --------------  -------------
                                                     Date            Hour

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

    Name of corporation                  Manner of adoption

    CoreStates Financial Corp - adopted by resolution of the Board of Directors
    ---------------------------------------------------------------------------
    of the corporation pursuant to 15 PA. C.S. (S)1924(b)(2)
    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------

6. (Strike out this paragraph if no foreign corporation is a party to the merger). The plan was authorized, adopted or approved, as the case may be, by the foreign business corporation (or each of the foreign corporations) party to the plan in accordance with the laws of the jurisdiction in which it is incorporated.

7.  (Check, and if appropriate complete, one of the following):

     X  The plan of merger is set forth in full in Exhibit A attached hereto
    ---
        and made a part hereof.

        Pursuant to 15 Pa.C.S. (S) 1901 (relating to omission of certain
    ---
        provisions from filed plans) the provisions, if any, of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

        -----------------------------------------------------------------------
        Number and Street            City            State             Zip



(PA. - 1424)



                                    6 of 7

     IN TESTIMONY WHEREOF, the undersigned corporation or each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this 16th day of March, 1994.
                                ------        ------    --


                                           CoreStates Financial Corp
                                       --------------------------------
                                           (Name of Corporation)

                                       BY: /s/ David J. Martin
                                          -----------------------------
                                               David J. Martin

                                       TITLE: Executive Vice President
                                             --------------------------

                                         Constellation Bancorp
                                       --------------------------------
                                           (Name of Corporation)

                                       BY: /s/ David J. Hughes
                                          -----------------------------
                                               David J. Hughes

                                       TITLE: Secretary
                                             __________________________












(PA. - 1424)



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